SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                    ----------------------------------------

                                   FORM 8 - K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported): July 17th, 2002
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                  Citibank (SOUTH DAKOTA), NATIONAL ASSOCIATION
                                  ON BEHALF OF
                           UNIVERSAL CARD MASTER TRUST
                    (Issuer of the Asset Backed Certificates)
 -------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                            UNITED STATES OF AMERICA
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                                    33-93806
                                    333-02878
                                    333-09309
                                    333-79497
                            -------------------------
                            (Commission File Numbers)

                                   46-0358360
                            -------------------------
                      (IRS Employer Identification Number)


701 EAST 60TH STREET, NORTH
SIOUX FALLS, SOUTH DAKOTA                                       57117
------------------------------------------------             -------------
(Address of principal executive office)                        (Zip Code)


        Registrants telephone number, including area code (605) 331-2626

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.                 Not Applicable

Item 5. The Certificateholder Statements for the month ending June 30, 2002 for the Universal Card Master Trust Series 1995-3 certificates were distributed on July 17, 2002.

Item 6.                    Not Applicable.

Item 7.                    Exhibits.

The following are filed as Exhibits to this Report under Exhibits 20.1.


Exhibit 20.1 Monthly Servicing Report dated July 17, 2002 with respect to the Universal Card Master Trust Series 1995-3.


                                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Citibank (SOUTH DAKOTA), NATIONAL ASSOCIATION
                                                As Servicer (Registrant)



                                                     By: /s/ Douglas Morrison
                                                   -----------------------------
                                                       Name:   Douglas Morrison
                                                Title:  Chief Financial Officer



                Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer

==============================================================================

                      Universal Card Master Trust
                    For the Fiscal Year Ending June 30, 2002

==============================================================================

This Certificate relates to the Fiscal Year ending June 30, 2002.

A.   Information Regarding the Total Trust
     -------------------------------------
1. Average Yearly Trust Portfolio Yield ...................            10.17%
       Total Yield Component  .............................            15.59%
       Net Credit Loss Component  .........................             5.43%
       Recoveries .........................................             0.62%
2. Principal Purchase Rate  ...............................            12.81%

3. Principal Payment  Rate  ...............................            13.32%

4. Aggregate Amount of Principal Receivables in the Trust :
     Beginning of Year (01/01/2002 ) .....................  $  13,089,208,171
     Lump Sum Addition  ..................................  $  -4,952,569,373
     End of Year (06/30/2002 ) ...........................  $   7,350,171,831
     Transferor's Interest as of Year-End ................  $   1,961,071,831
     Aggregate Invested Amount of all Series as of Year-End $   5,389,100,000

5. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the final Distribution Date of the year, as percentage of aggregate Receivables as of the last day of the Fiscal Year):

    Current  (as of year end)  ...........................  $   6,908,359,116
         5-34 days delinquent  ...........................  $     297,437,745
        35-64 days delinquent  ...........................  $     115,288,653
        65-94 days delinquent  ...........................  $     101,943,894
       95-124 days delinquent  ...........................  $      80,687,385
      125-154 days delinquent  ...........................  $      70,316,469
      155-184 days delinquent  ...........................  $      59,731,366

    Current  (as of year end)  ...........................             90.50%
         5-34 days delinquent  ...........................              3.90%
        35-64 days delinquent  ...........................              1.51%
        65-94 days delinquent  ...........................              1.34%
       95-124 days delinquent  ...........................              1.06%
      125-154 days delinquent  ...........................              0.92%
      155-184 days delinquent  ...........................              0.77%
     35+ days delinquent  ................................              5.60%




                Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer

==============================================================================

                         Universal Card Master Trust
                    For the Fiscal Year Ending June 30, 2002

==============================================================================

B1a. Information Regarding Group 1
   -----------------------------
  (Percentage Basis)
  1. Average Yearly Portfolio Yield                       10.17%
  2. Average Yearly Weighted Average Certificate Rate      2.02%
  3. Average Yearly Weighted Average Investor Fee Rates    1.87%

C1a. Information Regarding Group 1
   -----------------------------
  (Dollars Basis)

  1. Total YTD Investor Collections               $ 1,096,741,047.69
         YTD Principal Collections                $   999,231,386.31
         YTD Finance Charge Collections           $    97,509,661.38
  2. YTD Investor Default Amount                  $    33,934,065.44
  3. YTD Investor Monthly Interest                $    12,329,155.73
  4. YTD Investor Monthly Fees                    $    11,687,500.00

B1b. Information Regarding Group 2
   -----------------------------
  (Percentage Basis)
  1. Average Yearly Portfolio Yield                         0.00%
  2. Average Yearly Weighted Average Certificate Rate       0.00%
  3. Average Yearly Weighted Average Investor Fee Rates     0.00%


C1b. Information Regarding Group 2
   -----------------------------
  (Dollars Basis)

  1. Total YTD Investor Collections               $             0.00
         YTD Principal Collections                $             0.00
         YTD Finance Charge Collections           $             0.00
  2. YTD Investor Default Amount                  $             0.00
  3. YTD Investor Monthly Interest                $             0.00
  4. YTD Investor Monthly Fees                    $             0.00




                Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer

==============================================================================

                         Universal Card Master Trust
                    For the Fiscal Year Ending June 30, 2002

==============================================================================

B1c. Information Regarding Group 3
   -----------------------------
  (Percentage Basis)
  1. Average Yearly Portfolio Yield                       10.17%
  2. Average Yearly Weighted Average Certificate Rate      2.08%
  3. Average Yearly Weighted Average Investor Fee Rates    1.87%

C1c. Information Regarding Group 3
   -----------------------------
  (Dollars Basis)

  1. Total YTD Investor Collections             $ 4,231,977,305.24
         YTD Principal Collections              $ 3,853,584,734.86
         YTD Finance Charge Collections         $   378,392,570.38
  2. YTD Investor Default Amount                $   131,700,110.04
  3. YTD Investor Monthly Interest              $    50,783,959.07
  4. YTD Investor Monthly Fees                  $    45,375,550.00

B1d. Information Regarding Group 4
   -----------------------------
  (Percentage Basis)
  1. Average Yearly Portfolio Yield                         0.00%
  2. Average Yearly Weighted Average Certificate Rate       0.00%
  3. Average Yearly Weighted Average Investor Fee Rates     0.00%


C1d. Information Regarding Group 4
   -----------------------------
  (Dollars Basis)

  1. Total YTD Investor Collections             $             0.00
         YTD Principal Collections              $             0.00
         YTD Finance Charge Collections         $             0.00
  2. YTD Investor Default Amount                $             0.00
  3. YTD Investor Monthly Interest              $             0.00
  4. YTD Investor Monthly Fees                  $             0.00



                Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending June 30, 2002

==============================================================================
This Certificate relates to the Due Period ending Jun 30, 2002 and the related Distribution Date.

C2. Information Regarding Series 1995-3
   ------------------------------------
    1. Total Investor Collections                    $   99,628,359
         Principal Collections                       $   90,572,480
         Reallocated Finance Charge Collections      $    9,055,879
    2. Investor Default Amount                       $    3,020,772
    3. Investor Monthly Interest                     $    1,355,438
    4. Investor Monthly Servicing Fee                $    1,168,750
    5. Excess Finance Charge Collections             $    3,512,833

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------

Current Month
    1. Series Adjusted Portfolio Yield - current month   9.66%

    2. Base Rate - current month                          4.04%
         Coupon Component                                 2.17%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - current month           5.62%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 10.16%

    5. Base Rate - 3 month average                        4.06%
         Coupon Component                                 2.19%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         6.10%













                                      Page 4

                Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending June 30, 2002

==============================================================================
This Certificate relates to the Due Period ending Jun 30, 2002 and the related Distribution Date.

D. Information Regarding Series 1995-3
--------------------------------------

 1a. Class A Invested Amount                             $  489,375,000

 1b. Class B Invested Amount                             $   45,000,000

 1c. CIA Invested Amount                                 $   52,500,000

 2a. Class A Monthly Interest                            $    1,174,500

 2b. Class B Monthly Interest                            $       85,125

 2c. CIA Monthly Interest                                $       95,813

 3a. Balance in the Class A Interest Funding Account     $    3,562,650

 3b. Balance in the Class B Interest Funding Account     $      258,213

 3c. Balance in the CIA Interest Funding Account         $       95,813

 4a. Class A Investor Charge-offs                        $            0

 4b. Class B Investor Charge-offs                        $            0

 4c. CIA Investor Charge-offs                            $            0

 5. Required Amount                                      $            0

 6a. Class A Principal Deposit to PFA (2)                $  163,125,000

 6b. Class B Principal Deposit to PFA (2)                $            0

 6c. CIA Principal Deposit to PFA (2)                    $            0

 7a. Balance in Class A Principal Funding Account (2)    $  163,125,000

 7b. Balance in Class B Principal Funding Account (2)    $            0

 7c. Balance in CIA Principal Funding Account (2)        $            0

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(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 5

                Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer
==============================================================================
                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending June 30, 2002
==============================================================================
This Certificate relates to the Due Period ending Jun 30, 2002 and the related Distribution Date.

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

1a. The total amount of the distribution to Class A
    Certificateholders on the Payment Date                            $    3,562,650

1b. The total amount of the distribution to Class B
    Certificateholders on the Payment Date                            $      258,213

1c. The total amount of the distribution to CIA provider
    on the Payment Date                                               $       95,813

2a. The amount of the distribution set forth in item 1(a) above
    in respect of principal on the Class A Certificates               $            0

2b. The amount of the distribution set forth in item 1(b) above
    in respect of principal on the Class B Certificates               $            0

2c. The amount of the distribution set forth in item 1(c) above
    in respect of principal on the CIA                                $            0

3a. The amount of the distribution set forth in item 1(a) above
    in respect of interest on the Class A Certificates                $    3,562,650

3b. The amount of the distribution set forth in item 1(b) above
    in respect of interest on the Class B Certificates                $      258,213

3c. The amount of the distribution set forth in item 1(c) above
    in respect of interest on the CIA                                 $       95,813

4a. The amount, if any, by which the outstanding principal
    balance of the Class A Certificates exceeds the Class A
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $  163,125,000

4b. The amount, if any, by which the outstanding principal
    balance of the Class B Certificates exceeds the Class B
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

4c. The amount, if any, by which the outstanding principal
    balance of the CIA exceeds the CIA
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 6

                Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending June 30, 2002

==============================================================================

This Certificate relates to the Due Period ending Jun 30, 2002 and the related Distribution Date.

The undersigned, a duly authorized representative of Citibank (South Dakota), National Association as Servicer, pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of April 24, 1998 (as amended and supplemented, the 'Pooling and Servicing Agreement'), among Citibank (South Dakota), National Association (as successor to Universal Bank, N.A.), as Transferor and Citibank (South Dakota), National Association(as successor to Universal Card Services Corp.), as Servicer and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota), National Association, is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 17, 2002

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 24 day of July 2002

                             Citibank (South Dakota), National Association, Servicer

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 7